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                            PAINEWEBBER MUTUAL FUNDS
                                 CLASS Y SHARES
                             PROSPECTUS SUPPLEMENT

                                          December 23, 1997

Dear Investor,

     This is a supplement to the Prospectuses of the PaineWebber Mutual Funds listed on the reverse side ('Funds'). The purpose of this supplement is to notify prospective investors of an additional group that will be eligible to purchase Class Y shares. The following paragraph is added under the caption 'Flexible Pricing`sm'' under the subheading 'CLASS Y SHARES':

           a participant in PACE Multi-Advisor Program when Class Y shares are purchased through that program.

In addition, the following revises the information under the caption 'Flexible Pricing`sm'' preceding the subheading 'INSIGHT':

PACE MULTI-ADVISOR PROGRAM. PaineWebber offers an advisory program that provides comprehensive investment services including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. PACE Multi-Advisor Program will commence operations in early 1998. Participants in this program are eligible to purchase Class Y shares of the PaineWebber mutual funds in the Flexible Pricing System.

Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the maximum annual rate of 1.75% of assets (generally, charged quarterly in advance). Employees of PaineWebber and its affiliates are entitled to a waiver of the fee otherwise payable for participation in this program. Program clients may elect to have their program fees charged to their PaineWebber accounts (by the automatic redemption of money market or other mutual fund shares) or if a qualified plan, invoiced.

Please contract your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available to the PACE Multi-Advisor Program.


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THE PROSPECTUSES OF THE FOLLOWING PAINEWEBBER MUTUAL FUNDS ARE HEREBY
SUPPLEMENTED:


PaineWebber Growth Fund                                      Prospectus dated December 1, 1997
PaineWebber Growth and Income Fund                           Prospectus dated December 1, 1997
PaineWebber Small Cap Fund                                   Prospectus dated December 1, 1997
PaineWebber Financial Services Growth Fund                   Prospectus dated August 1, 1997
PaineWebber Utility Income Fund                              Prospectus dated August 1, 1997
PaineWebber Capital Appreciation Fund                        Prospectus dated August 1, 1997
PaineWebber Asia Pacific Growth Fund                         Prospectus dated July 7, 1997
PaineWebber Municipal High Income Fund                       Prospectus dated July 1, 1997
PaineWebber New York Tax-Free Income Fund                    Prospectus dated July 1, 1997
PaineWebber California Tax-Free Income Fund                  Prospectus dated July 1, 1997
PaineWebber National Tax-Free Income Fund                    Prospectus dated July 1, 1997


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THIS PROSPECTUS SUPPLEMENT DOES NOT REPLACE ANY PRIOR SUPPLEMENTS TO THE
PROSPECTUSES LISTED ABOVE.

     If you have any questions regarding the availability of Class Y Shares, please call your Investment Executive at PaineWebber or one of its correspondent firms.


                           STATEMENT OF DIFFERENCES

      The service mark symbol shall be expressed as................'sm'